Company Overview C. Dowd Ritter Exhibit 99.1

The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
›
In October 2008 Congress enacted and the President signed into law the Emergency Economic Stabilization Act of 2008, and on February 17, 2009 the
American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the Department of the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and may announce additional programs in the future, all of which may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
›
The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions is able to repay the outstanding preferred stock issued under the TARP.
›
Possible additional loan losses and impairment of goodwill and other intangibles and the impact on earnings and capital.
›
Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
›
Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
›
Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions'
customers and potential customers.
›
Regions' ability to keep pace with technological changes.
›
Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
The cost and other effects of material contingencies, including litigation contingencies.
›
The effects of increased competition from both banks and non-banks.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as droughts and hurricanes.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption
“Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended March 31, 2009 (as amended), as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
Forward Looking Statements

›
Company Overview  C. Dowd Ritter
›
Credit Quality William C. Wells, II
›
Financial Review Irene M. Esteves
›
Break
›
Business Overview O.B. Grayson Hall, Jr.
›
Business Services G. Timothy Laney
›
Break
›
Consumer Services David H. Rupp
›
Technology / Operations John B. Owen
›
Closing Remarks C. Dowd Ritter
›
Lunch
›
Concurrent Breakout Sessions
Today’s Agenda

Seasoned Management/Fresh Perspective
O. B. Grayson Hall, Jr. General Banking Group (includes
Vice Chairman & all banking offices across Regions
Head of General footprint)
Banking Group Morgan Keegan
Corporate Marketing
David B. Edmonds Human Resources Group
Senior Executive Vice
President Human
Resources Group
Irene M. Esteves Strategic Planning and Corporate
Chief Financial  Development
Officer & Senior Finance and Accounting
Executive Vice Business Analytics
President Finance Investor Relations
Group Treasury
Corporate Tax
Management Planning and Reporting
G. Timothy Laney Commercial Banking
Senior Executive Vice Commercial Real Estate
President Business Business Banking
Services Group Community Banking
Private Banking
Cash Management
Capital Markets
Industry Experience Regions Tenure
Member Areas Managed
Years of
Experience
29
29
11
25
2
26
1
16

Seasoned Management/Fresh Perspective
David H. Rupp Consumer Deposits
Senior Executive Vice Consumer & Home Equity Lending
President Consumer Card & Payments
Services Group Mortgage Banking
Branch & ATM Support and Delivery
Telephone Banking
Retail Ecommerce
Sales, Service & Performance Mgnt
John B. Owen Technology
Senior Executive Vice Bank Operations
President Operations Check Processing
and Technology Corporate Real Estate
E-Business Services
Procurement Services
Management Consulting
Regions Insurance Group
William C. Wells, II Credit Risk Division
Chief Risk Officer & Internal Audit
Senior Executive Vice Credit Review
President Risk Operational Risk
Management Group Legal & External Affairs
Regulatory Liaison
Corporate Compliance
Reputation Risk Management
Industry Experience Regions Tenure
Areas Managed
5
29
2
26
1
Member
Years of
Experience
17

Organizational Structure General Bank Lines of Business Central Midsouth Florida Southwest Morgan Keegan Matrix Business Model Support Functions Consumer Services Business Services 6

National Recognition
›
2009 Retail Banking Satisfaction Study ranked Regions as the most improved retail bank.
~J.D. Power and Associates (Jan. 2009)
›
Regions ranks high relative to peers with regard to customer confidence and trust in their primary bank.
~Gallup (May 2009)
›
Regions ranks as #3 small business lender in the U.S.
~Small Business Administration (June 2009)
›
“Best Practices Agency” Award.
~Independent Insurance Agents Brokers of
America (Dec. 2008)
›
Online Banking among the best for Average Response Time and
Average Success Rate.
~Gomez, Inc. (March 2009)

Strong Fundamentals Overshadowed by
Credit Quality Issues
›
Geographically diversified franchise with strong
share in core markets
›
Growing customer relationships
›
Improving earnings power
›
Actively de-risking the balance sheet
›
Enhanced capital and liquidity positions

Diversified Southeastern Franchise
Note: Based on June 30, 2008 FDIC data per SNL.
Regions
Morgan Keegan
Insurance
›
Strategically important position across a number of Southeastern markets
Offices
1,899
324
30
State Dep. ($B)
Mkt.
Share
Rank
% of
Total
% of
Cum.
Total
AL $ 17.2 23% 1 20% 20%
TN 16.3 16 1 19 38
FL 14.3 4 4 16 55
MS 9.7 21 1 11 66
LA 7.2 10 3 8 74
GA 6.4 4 6 7 81
AR 4.2 9 2 5 86
TX 3.0 1 16 3 89
IL 2.4 1 24 3 92
MO 2.2 2 9 3 95
IN 2.1 2 9 2 97
Other 2.5 — — 3 100

High Relative Market Density
1. Deposits weighted by county.  Excludes deposits from branches with > $10bn of deposits.  Based on June 30, 2008  FDIC data.
Weighted Average
Bank Market Share¹
BB&T 22.2%
Regions 20.7
Wells Fargo 20.3
Comerica 18.8
M&T 18.1
M&I 17.8
Bank of America 16.6
J.P. Morgan Chase 16.3
U.S. Bancorp 16.3
PNC 16.2
KeyCorp 14.5
SunTrust 14.3
Capital One 13.0
Fifth Third 13.0
Citi 8.4
Median 16.3%
Regions compares
favorably in terms of
weighted average market
share relative to other
top banking franchises

#4 Regional Retail Brokerage Business¹
Poised for Strong Results as Market Recovers
Morgan Keegan Highlights
›
1,297 Financial Advisors
›
324 Offices in 19 States
›
$71 billion of customer assets
›
$67 billion of trust assets
›
$61 million assets per
financial advisor
›
$3.1 billion of new brokerage
assets added this year
›
85 net new brokers added
this year
›
$1.3 billion of Revenues in
each of 2007 and 2008
Morgan Keegan Branches
1.  By salesforce.  Based on 2007-2008 SIFMA Yearbook,
Top 50 Firms.

Total Customer Deposits
80
85
90
95
Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
Strong Account and Deposit Growth with
High Customer Retention
›
Continued customer and deposit growth
›
Opened a record 491,000 new consumer and business checking
accounts in 1H 2009, up 29.7% from 1H 2008
›
Top quartile in customer satisfaction based on Gallup consumer survey
›
Retention remains better than industry norms and at historical highs
1. Average deposits.  Excludes wholesale deposit funding.
$84.5 $94.1 $91.6 $87.9 $85.7

KDS (Key Drivers Score) Baseline June 2008 June 2009 Green Zone Over the past year, the performance of branches has improved dramatically Red Zone Yellow Zone 65% 8% 132%

Improving Earnings Power
›
Enhanced risk-adjusted loan and deposit pricing
discipline
›
Increasing productivity through performance
management
›
Diversification of revenue streams
›
Constraining discretionary expenses and
eliminating non-essential costs

Cost Containment – An Ongoing Effort
›
Over $800 million of operating expense saves
through merger synergies since the end of 2006
›
Core non-interest expense declined 6% in Q209
from Q408 levels
›
Management of personnel-related expenses
›
Streamlining of operations and technology
›
Further cost containment initiatives underway

Actively De-Risking the Balance Sheet
›
Reducing the highest risk portfolios
›
Implemented product and geographical limits for
commercial real estate
›
Conservative approach of early loss recognition to
reduce future credit pressure
›
Enhanced credit policies

Enhanced Capital                     Strong Liquidity Position
›
Strong deposit growth
›
No overnight borrowing
›
Reduced reliance on
government funding
(1) Peer group includes: Key Corp., SunTrust, Fifth Third, Comerica, Bank of America, BB&T, PNC, Marshall & Ilsley, U.S. Bancorp, and Wells Fargo; results reflect Q209 medians
7.1%
8.1%
11.3%
12.2%
RF Peer Medians
T1C Tier 1

Credit Quality Bill Wells

Risk Management Structure
Individual Reviews
Credit, Legal, Operational,
Regulatory, Market, Liquidity,
and Reputation
Full Board of Directors
Risk Committee
Board Level Committee
Executive Council
Credit Risk
Committee
Asset/Liability
Management Committee
Operational Risk
Committee
Reputation and Regulatory
Risk Committee

›
Implemented new risk management structure via
successful merger
›
Established an Operational Risk function consistent
with our size
›
Greatly increased Compliance oversight
›
Assimilated Community Affairs, Diversity and
Communications teams into line of business structure
›
Enhanced Legal oversight in light of increasing risk profile
›
Strengthened company’s Internal Audit function
›
Strengthened and centralized company’s Credit process,
including independent Credit Review
Key Risk Management Changes

Risk Management Actions Post-Merger
›
Sold Equifirst
(subprime originations) immediately post merger in
1Q 2007
›
Remaining exposure under $75mm
›
Moratoriums
on higher risk asset classes have been in place
(Land and Lots, Condominiums, Retail CRE, etc.)
›
Sold
or moved to
held for sale
$1.97bn of problem assets
›
Substantially more aggressive than peers
›
HFS currently marked at ~50% of face value
›
Aggressively
reducing
high risk Commercial Real Estate exposure
›
In late 2007, implemented a comprehensive
Customer
Assistance Program
to manage home equity exposures
›
No structured investment vehicles
no option ARMS, no
negative amortization loans, or Collateral Debt Obligations

Improvements in Credit Process Post-Merger
›
Strengthened and centralized Credit approval process
›
Implemented Lending / Credit authorities
›
Improved Risk Rating processes
›
Imposed House limits
›
Established Risk Concentration limits
›
Enforced consistent, sound Underwriting standards
›
Enhanced and empowered Credit Review

Elevated Credit Costs Driven by Stressed
Portfolios
(1)
Reflects write-downs subsequent to initial move to held for sale
(in millions) $   bps $   bps $   bps
Net Charge-offs
Valuation Losses 92
62
129
87
37 25
Other Losses 135 91 174
117
39
26
Business Services 227 153 303 204 76 51
Residential First Mortgage 39 102 51 131 12 29
Equity Lending 95 238 113 285 18 47
Other Consumer 29 246 24 218 (5) (27)
Total Net Charge-offs 390
164
491
206
101
43
Provision Over Net Charge-Offs 35 421 386
Loan Loss Provision 425 912 487
Net Loss / (Gain) - HFS Sales (4) (2) 2
HFS Write-downs
(1)
– 5 5
OREO expense 25 24 (1)
Total Credit Costs 446 939 493
1Q09 2Q09 Variance

Focused on Resolution of Non-Performing Assets
1. Excludes Held for Sale.
›
Special Assets Group enhanced to better manage non-performing assets
›
Redirected efforts of top commercial lenders to focus on mitigating NPA exposure
›
Loan Evaluation Office (“LEO”) created to facilitate identification of assets for potential sale including preparation and marketing of the assets
($ in millions) 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009
Beginning Non-Performing Assets¹ $ 1,204 $ 1,621 $ 1,642 $ 1,295 $ 1,935
Additions $ 730 $ 721 $ 1,004 $ 1,116 $ 1,758
Payments (52) (70) (82) (55) (116)
Returned to Accruing Status (9) (19) (44) (34) (10)
Charge-Offs / OREO Write-Downs (105) (180) (243) (215) (296)
Net Additions $ 564 $ 452 $ 635 $ 812 $ 1,336
Dispositions (147) (173) (276) (81) (80)
Moved to Held for Sale 0 (258) (706) (91) (134)
Ending Non-Performing Assets¹ $ 1,621 $ 1,642 $ 1,295 $ 1,935 $ 3,057

2Q09 Gross NPA Migration - $1.8 Billion
Income
Producing
Real Estate
18%
Business
and Community
10%
Commercial
15%
Consumer
2%
Stressed
Real Estate
55%
›
Stressed CRE
Portfolios continue
to drive migration

Credit Quality Consistent with Peer Levels
1. Excludes HFS NPLs.  Individual Company data.
2. Excludes HFS NPLs.
3. SNL Peer Data includes BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.
Regions Peers³
Net Charge-Offs / Average Loans
$982mm of NPAs sold /
transferred to HFS
0.85%
0.99%
1.21%
1.68%
2.10%
1.65%
1.68%
3.19%
0.53%
0.85%
1.64%
2.06%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Nonperforming Loans¹
/ Loans
0.92%
1.26%
1.40%
1.06%
1.46%
2.22%
2.91%
1.76%
2.72%
1.71%
1.43%
1.08%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Allowance for Loan Losses / Nonperforming Loans²
117%
123%
143%
120%
104%
109%
102%
174%
134%
104%
113%
87%
50%
70%
90%
110%
130%
150%
170%
190%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Allowance for Loan Losses / Loans
1.58%
1.38%
2.18%
1.60%
2.58%
2.45%
1.43%
1.87%
1.49%
1.50%
1.94%
2.37%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

Diverse, Relationship-Driven Loan Portfolio
›
Diversified portfolio
›
Minimal exposure to
high risk consumer
products (subprime)
Loans – $96.1bn
Commercial
37%
Home Equity
16%
Commercial
Real Estate
(ex Construction)
17%
Residential
First Mortgage
16%
Construction
9%
Indirect and Other
4%

4Q 2007 2Q 2009 Change
Loan % of Loan % of
($ in millions) Balance Portfolio Balance Portfolio $ %
Homebuilder
Land $ 2,926 2.2% $ 1,273 1.3% $(1,653) (56.5)%
Lots 1,608 1.7 908 0.9 (700) (43.5)
Residential Presold 618 0.6 252 0.3 (366) (59.2)
Residential Spec 1,893 2.0 1,098 1.1 (795) (42.0)
National Homebuilder / Other 160 0.2 255 0.3 95 59.4
Total Homebuilder $ 7,205 7.5% $ 3,786 3.9% $(3,419) (47.5)%
FL 2nd Lien Home Equity $ 3,285 3.4% $ 3,625 3.8% $ 340 10.4%
Condominium 1,614 1.7 711 0.7 (903) (55.9)
Total Stress Portfolio $ 12,104 12.6% $ 8,122 8.4% $(3,982) (32.9)%
Remaining Loan Portfolio $ 83,275 86.4% $ 88,027 91.6% $ 4,752 5.7%
Reducing Highest Risk Exposures
›
Stress portfolio comprises 8.4% of the total portfolio, down $4.0 billion since the beginning of 2008 (down 33%)

48%
Reducing Homebuilder Exposure
$3.8bn / 3.9% of Total Portfolio
2Q09 By Type
2Q09 By Geography
Note:  Central includes: AL, GA, SC; Midsouth includes:  IL, IN, IA, KY, MO, NC, VA, TN; Southwest includes:  AR, LA, MS, TX
% of Total
Portfolio
% of Stress
Portfolio
Continue to Reduce Exposure ($mm)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FL / N. GA
Remaining Portfolio
$ 6,231
$ 5,758
$ 5,202
$ 4,402
$ 3,786
$ 4,148
NCOs / Avg. Homebuilder Loans
Aggressive Charge-
offs and Asset Sales
8.53%
5.32%
25.69%
10.47%
2.88%
0.96%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
NPLs / Homebuilder Loans
20.37%
13.42%
6.73%
10.71%
9.44%
6.71%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
4%
Land
34%
Residential
Spec 29%
Lots
23%
Residential
Presold 7%
National
Hombuilder 7%
Central 32%
Midsouth 31%
Florida 24%
Southwest 11%
Other 2%

9% 1%
Reducing Condominium Exposure
$711mm / 0.7% of Total Portfolio
›
Small remaining exposure
Effectively Reducing Exposure ($mm)
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Florida
Remaining Portfolio
$ 1,367
$ 1,266
$ 1,082
$ 946
$ 850
$ 711
% of Total
Portfolio
% of Stress
Portfolio

45%
4%
Active Strategies to Mitigate Risk of
Florida Second Lien Home Equity Portfolio
$3.6bn / 3.8% of Total Loans
›
Customer Assistance program in place
›
Separate collections team created to focus on Florida Home Equity
›
Contacted approximately 199,000 customers over the past 12
months (45% Home Equity & Residential First customer base)
›
Modified over 7,500 mortgages for customers enabling them to remain in their homes
›
Proactively contacting high risk, non-delinquent customers to provide early intervention and solutions
›
Actively managing higher risk lines since 2003
›
Closed more than $1.5 billion of high risk lines in 2008 and anticipate closing an additional $1 billion in 2009
›
Tightened LTV, debt to income, and income verification policies
% of Total
Portfolio
% of Stress
Portfolio

Non-Stress Asset Classes are Expected to
Remain Relatively Low
NCOs / Avg. Loans NPLs / Loans
$982mm of NPAs sold /
transferred to HFS
17.26%
9.70%
0.72%
1.70%
1.14%
1.33%
6.60%
10.02%
3.26%
0.95%
0.58%
0.47%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Stressed Non-stressed
12.50%
0.87%
0.73%
1.07%
1.82%
4.51%
8.20%
6.80%
7.15%
4.44%
0.75%
0.63%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Stressed Non-stressed

SCAP Net Charge-Off Assumptions vs. Peers
3.4% 11.9%
First Lien
Mortgages
4.1%
6.3% 13.7%
Second / Junior
Lien Mortgages
11.9%
5.9% 13.9% CRE
13.7%
7.8% 10.5%
Total
9.1%
Other
Implied
Losses
$1.0bn
$1.1bn
$1.2bn
$4.9bn
$0.8bn
$0.2bn
$9.2bn
Peer Range
1
4.5% 11.0%
C&I
7.0%
0.0% 8.5% Securities
0.2%
Regions
Base
Scenario
Regions
Stress
Scenario
$0.5bn
$0.7bn
$0.4bn
$1.4bn
$0.4bn
NA
$3.4bn
$0.9bn
$1.2bn
$0.7bn
$2.6bn
$0.5bn
NA
$5.9bn
1.  Includes regional banks subject to Supervisory Capital Assessment Program (BAC, BBT, FITB, KEY, PNC, STI, USB, WFC).
2.  Based on regulatory data.  Represents implied  losses over 1Q 2009 NCOs annualized  for a two year period.  Data as of 6/30/09 is not  yet available.

Net Charge-Offs Below Fed Stress Test Level
0
200
400
600
800
1,000
1,200
1,400
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Regulators - Stress Net Charge-Offs Regions - Base Net Charge-Offs
Regions - Stress Net Charge-Offs Regions - Actual Net Charge-Offs
$ millions
$2.3B 2Qtr Cumulative
$9.2B
$5.9B
$3.4B
$881MM 2Qtr Cumulative
Does not include Provision over Net Charge-Offs

Investment Portfolio CMBS Exposure
›
Moderate exposure of $570 million, 3.1% of the
total investment portfolio
›
Senior position tranches with AAA credit ratings
and 30% credit enhancements
›
No new purchases since July 2008

Maintaining Focus Through the Cycle
›
Stress portfolio comprises 8.4% of the total portfolio, down
$4.0 billion since the beginning of 2008 (down 33%)
›
Nature of problem credits has not materially changed –
continued focus on identification and resolution
›
Proactive disposition of problem assets
›
Conservative, consistent loss reserve process
›
Thorough valuation review process
›
Emphasize markets of concern
›
Continued execution of Risk Management Strategies
through adaptive Risk Structure

Financial Review Irene Esteves

Regions has strong financial underpinnings
›
Successful capital raise leads to substantial capital
cushion
›
Tier 1 12.2%
›
Tier 1 Common 8.1%
›
Liquidity position reflects success in growth of core
customer deposits
›
Pre-tax pre-provision improvement
›
Continue to conservatively provide for loan losses

Capital Plan Execution Achieved
$2.5 Billion Requirement
$2,548 Total
213
›
Reduction Deferred Tax Asset Disallowance
172
›
Trust Preferred Exchange
50
›
Sale of Visa Shares
66
›
Sale of Agency Mortgage Securities
278
›
Mandatory Convertible
$1,769
›
Common Equity
$ in Millions

7.3
7.4
8.1
6.9
7.7
8.4
5.3
7.3
4.5
6.7
7.0
12.9
9.4
10.1
10.5
11.6
11.9
12.2
12.3
12.4
9.8
11.0
RF
Tier 1
T1C
Regions’ Current Capital Levels Strong
Versus Peers
Peers include: BAC, BBT, CMA, FITB, KEY, MI, PNC, STI, USB, WFC

Regions’ Liquidity Position is Supported by a
Strong and Stable Deposit Base
Deposit Profile
›
Total = $94.5bn
›
Deposits % of Loans = 98.7%
›
Core Deposits¹ YTD  Change = 7.1%
›
Core Deposits¹ QoQ Change = 3.4%
›
1Q 2009 Average Cost = 1.61%
›
2Q 2009 Average Cost = 1.39%
Note:  As of June 30, 2009.
1.  Core deposits equal to total deposits less jumbo and retail time deposits, and other
Transaction
Acct
37%
MMDA
& Savings
28%
Retail
Time
22%
Jumbo
Time
12%
Other 1%

Strong Deposit Growth has Decreased the
Need for Wholesale Funding
$75
$80
$85
$90
$95
$100
$105
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09
Loans Customer Deposits
Customer
Deposits up
11.4% Sept ’08
to June ‘09

Government Assisted Liquidity Reduced
Significantly
$0
$2
$4
$6
$8
$10
$12
$14
$16
Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09
TAF TLGP Excess Reserves & Funds Invested
(projected)
SCAP delivered-
Additional TAF
taken as a
precaution

Disciplined Approach to Net Interest Income
and Margin Improvement
›
Disciplined loan pricing has improved new and renewed loan
spreads to LIBOR by 86 bps since Q3 ’08
›
Most competitors returning to rational deposit pricing
›
Aggressive re-pricing has reduced Regions’ average cost of
deposits by 22 bp Q2 ‘09 vs. Q1 ‘09
›
High quality loan growth from full relationship customers
›
Rising rate environment favorable to asset sensitive balance sheet position

Non-Interest Revenue Growth Leverages
Our Core Strengths
›
Positive effects of record new household acquisition and checking account growth on fee revenue
›
491k new checking accounts already in 2009
›
NSF/OD fee revenue began rebound in May and is up 10% vs. Q1
›
Brokerage revenue regaining momentum as investors begin to leave the sidelines
›
Up 21% vs. Q1
›
Increased mortgage income contribution from consumer refinance activity

Non-Interest Expense Continues to be
Well Contained
Non-Interest Expenses
B/(W)
($ in millions except FTE)
4Q08 2Q09
$ 7,273 $ 1,231
FDIC Special Assessment 64
MSR/Securities Impairment
110 69
Goodwill Impairment 6,000 –
Adjusted Non-interest Expense
$ 1,163 $ 1,098 6%
Headcount
30,601 29,958 2%
–
Difference

Credit Costs Elevated
$796
$209
$416
$491
$390
$309
$417
$1,150
$912
$425
$0
$200
$400
$600
$800
$1,000
$1,200
Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
NCOs LLP
NPA’s
NCO’s & LLP
Marked to
Sale Value
$3.4B
$2.3B
$1.7B
$1.8B
$1.6B
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
Other NPL Income Producing NPL OREO HFS

Q2 2009 Results Reflect Increased
Loan Loss Provision
Difference
B/(W)
($ in millions except EPS)
Q1 '09 Q2 '09
Pre-tax, Pre-provision Net Revenue $ 817 $ 799 $ (19)
Loan Loss Provision (425) (912) (487)
Pre-tax Income 392 (113) (506)
Tax Expense (315) (75) 240
Preferred Expense (52) (56) (4)
Net Income $ 26 $ (244) $ (270)
EPS $  0.04 $  (0.28) $  (0.32)

Core Earnings Improving
($ in millions) Q1 '09 Q2 '09 $ %
Pre-tax, Pre-provision Net Revenue $ 817 $ 799 $ (19) (2)
- Leverage Lease Termination Impact (324) (189) 135
- Security Gains/VISA/TRUPs Exchange (53) (248) (196)
- FDIC Special Assessment - 64 64
- Securities Impairment 3 69 66
Adjusted PPNR $ 444 $ 494 $ 50 11
Difference
B/(W)

First half 2009 results $1.1B better than SCAP stress
case
* PPNR adjusted for Q2 capital raise activities
($ in millions)
Difference
RF SCAP B/(W)
Net Charge Offs (881) (2,300) 1,419
Provision Over Charge Offs (456) - (456)
Total Loan Loss Provision (1,337) (2,300) 963
PPNR* 1,367 1,225 142
Pre-tax 30 (1,075) 1,105

Focus
›
Strong capital levels
›
Maintain good liquidity
›
Conservative loan loss provisioning
›
PPNR improvement
›
Leverage franchise potential
›
Strong customer relationships
›
Focus and execution strengths of management team

Business Overview Grayson Hall

Key Priorities › Grow Core Operating Earnings › Franchise Overview › Focus on our Customer › Performance Management › Improved Efficiency

Geography Review Maximizing our capabilities Branch density creates dominant market position New leadership team in Atlanta

Geography Review Maximizing our capabilities Strong core performance in attracting and satisfying customers in high growth markets

Geography Review Maximizing our capabilities New leadership team in Texas Opportunity to grow with oil and gas industry and coastal ports

Geography Review Maximizing our capabilities Limited franchise but strong deposit growth

Geography Review Market share strengths and opportunities Market share rank of the 434 counties we serve Top 3 (199, 46%) 4 to 7 (148, 34%) 8 or higher (87, 20%)

Customer Focus
Measurement leads to improvement
›
Partnered with Gallup, JD Power and Greenwich to
develop sound and comprehensive service quality
measures across the bank
›
Created a leadership forum to improve our process for
monitoring performance and setting strategy for
improving overall customer experience
›
Focused a dedicated team to identify service issues,
develop plans for correction and institute change
›
Focused Consumer and Business teams, front office
and field representatives on adopting identified
behaviors and driving results for deposit growth

Customer Focus
Loyalty drives the bottom line
Loyalty Score
48
50
52
54
56
58
60
62
64
66
May-08 J J A S O N D J F M A M Jun-09
Gallup’s 75th Percentile
Gallup’s 50th Percentile
Regions
Percent
Highly Loyal

›
Regions produced the largest improvement (14%) among
all major banks on the 2009 JD Power Banking study
›
Regions improved in every major area tested in JD
Powers study
›
Greenwich study shows, Regions’ business customers
perceive that service quality is improving at Regions while
many of our peers demonstrate declines
›
Customer retention has improved significantly.  Through
June, the number of Consumer and Business customers
leaving the bank has decreased 10% from a year ago
Customer Focus
Customers attest to significant improvement

Customer Focus
New checking and savings bundle attracts customers
Monthly New Checking and Savings Accounts
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09
Savings Accounts Checking Accounts

Customer Focus
A compelling account for Affluent customers and prospects
Affluent Checking Balances & Accounts Opened
0
100
200
300
400
500
600
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
Accounts Opened Total  Balances

Customer Focus
A disciplined process produces sales
Non-Interest Bearing Balance Growth
16.0
16.5
17.0
17.5
18.0
18.5
19.0
19.5
20.0
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09

$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
2007 2008 2009 (thru June)
Equity Capital Markets Fixed Income Capital Markets Brokerage Trust
10%
11%
31%
22%
20%
38%
47%
10%
10%
21%
18%
36%
39%
7%
Customer Focus
Morgan Keegan is well positioned to deliver value

Customer Focus
Morgan Keegan Brokerage is attracting more clients and assets
20%
38%
10%
10%
21%
39%
$2.36
$3.06
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
Billions
Transferred Account Value
2008 2009 YTD
40,800
48,306
0
10,000
20,000
30,000
40,000
50,000
New Accounts Opened
2008 YTD 2009 YTD

Customer Focus
Morgan Keegan litigation is proceeding and we are reducing risk
›
RMK Fund Arbitrations
›
Through July 15, 134 arbitrations have been tried or abandoned with total compensatory damages claimed of $34.6MM
›
84 cases abandoned
›
50 cases tried with 25 resulting in outright dismissal of claims
›
25 awards to claimants totaling $4.1MM
›
Overall percentage of recovery in 134 cases is 12%

Customer Focus
Morgan Keegan litigation is proceeding and we are reducing risk
›
Risk Mitigation Strategy
›
Seven RMK Select Funds transferred to Hyperion Brookfield in
2008
›
Remaining 11 RMK Select Funds transferred to Pioneer in 2009

›
Monthly business reviews focused on pricing
discipline, sales results and revenue improvement
›
Increased inspection and accountability for service
quality and sales results
›
Monthly peer review of customer calling goals
versus actual performance
Performance Management
Measurement yields action, action yields results

Performance Management
Measure, report and train key behaviors to improve branch performance
Branch Key Driver Score (KDS)
68
70
72
74
76
78
80
82
84
May-08 J J A S O N D J F M A M Jun-09
Gallup’s 75th Percentile
Gallup’s 50th Percentile
Regions

Performance Management
Focused Associates on growing households and deposits
›
Developed individual and team Associate incentives
focused on checking sales and customer service
›
Managing sales and service performance for each
Associate and branch to drive unprecedented Consumer
Checking household growth (7.0%) and retention (88.7%)
through June
›
Introduction of new Business checking and savings
products and greater individual accountability has driven
improved business checking household growth (2.7%)
and retention (86.1%) through June

Performance Management
Our customer service and performance management activities
have resulted in dramatic deposit growth
Total Deposit Balances
76
78
80
82
84
86
88
90
92
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-08 Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
Apr-
09
May-
09
Jun-
09

Performance Management
Industry leading pricing discipline
›
Disciplined Business loan pricing has resulted in a 99
basis point improvement in going on spread compared
to LIBOR since 3Q08
›
Going on Consumer home equity spread has improved
213 basis points since 2Q08 compared to prime
›
Clear expectations on deposit and cross-sell performance
has created Business non-interest bearing balance
growth since the beginning of the year

Performance Management Our cost of deposits has decreased dramatically in 2009 Total Interest Bearing Deposit Rate 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 % Interest-Bearing Deposits

Increased Efficiency
Added attention creates additional cost saves
›
Created additional review of discretionary spending which
resulted in a decrease of $31MM across the company year
over year, a 26% decrease
›
Reviewed staffing levels and conducted Top Grading of
producers decreasing headcount 1,726 (5.5%) year over
year
›
Since the Regions – AmSouth merger we have
consolidated 216 (10%) branches and continue to analyze
our distribution for further opportunity

Conclusion The Focus to Grow Core Operating Earnings › Geography strength › Focus on our customer › Performance management › Increased efficiency

Business Services Tim Laney

Revenue is Well-Diversified by Line of
Business
Product Groups
› Treasury Management
› Capital Markets
› Equipment Finance
Specialized Groups
›
Business Capital
(ABL)
›
Healthcare
›
Transportation
›
Public, Institutional,
Non-profit
›
Restaurant &
Beverage
Commercial &
Industrial
›
Businesses with
sales > $10
million
›
Specialized
Industries
Private Banking
›
Affluent Individuals
Community Banking
›
Businesses in
non-metro areas
Commercial
Real Estate
›
Professional income property
developers, owners & operators
›
Public real estate companies
›
Homebuilders
›
Affordable housing tax credits
Business Banking
›
Businesses with sales
< $10 million
20%
7%
22%
28%
23%

Revenue is Well-Diversified by Product Type
38%
41%
46%
57%
78%
41%
36%
38%
36%
8%
21%
23%
16%
7%
14%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Business Banking Commercial &
Industrial
Community Banking Private Banking Commercial Real
Estate
Loan Spread Revenue Deposit/Sweep Spread Revenue Non-Interest Revenue

Commercial
39%
Non-Owner
Occupied
Real Estate
38%
Owner
Occupied
Real Estate
23%
Commercial
49%
Owner
Occupied
Real Estate
26%
Non-Owner
Occupied
Real Estate
25%
Remixing our Loans by Growing C&I, Specialized
Industries and Small Business to Further Diversify
Revenue and Reduce Risk
2009 2013

Interest-Free Deposit Growth is a Key Benefit of the Shift from Lender to Banker ($ billions) $12.9 $10.7 $5 $6 $7 $8 $9 $10 $11 $12 $13 $14 June 2008 June 2009

Money
Market
excl Euro
22%
CDs
15%
Interest
Bearing
Checking
18%
Interest-
Free
Deposits
36%
Savings
1%
Euro
dollar
Sweeps
3%
Repo
Sweeps
5%
An Intense Focus on Relationship Banking
Results in Stable, Low-Cost Deposits
54% of all deposits are checking
June 2009

We Have Aggressively Reduced Interest Bearing Deposit Yields in Lockstep with LIBOR Rates 2.60% 1.11% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 1Q2008 2Q2009

All-in Spread (bps)

All-in Spread (bps)

All-in Spread (bps)

All-in Spread (bps)

Regions Has Moved From Loan Pricing Underperformer
to Outperformer (Risk Adjusted All-In Spread to LIBOR)
Data Source:  Standard & Poor’s Risk Adjusted All-In Credit Spread Trends
Community Banking
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
CRE
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
Q1 2009
Business Banking
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008
Regions Market
C&I
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
*All-In Spread reflects total spread and fee revenue as a percentage of outstandings. Spread revenue is computed on a LIBOR-equivalent basis, with Prime spreads converted to the LIBOR-equivalent using an assumed differential of 275 bps.

Composite scores reflect excellent and above average rating less below average and poor rating.
Performance is Improving Across Quality Metrics
Per Q109 Greenwich & Associates Survey
72
78
69
75
57
82
76
81
64
81
Overall Satisfaction Relationship Manager -
Ability to Provide
Innovative Advice and
Creative Ideas
Treasury Management
Product Capabilities
Treasury Management
Sales Officer - Ability to
Provide Useful Counsel and
Guidance
Operations Accuracy
2008 2009

We Have Re-Tooled our Leadership Team
Business Banking
John Asbury
›
In role since March 2008
›
22 years industry experience
›
Former Bank of America
Commercial & Industrial
Sam Tortorici
›
In role since January 2009
›
20 years industry experience
›
Former AmSouth Bank
Commercial Real Estate
Rex Bradley
›
In role since October 2008
›
32 years industry experience
›
Former Bank of America
Community Banking
Mike Hart
›
In role since January 2009
›
26 years industry experience
›
Former Bank of America
Capital Markets
Chris Grubbs
›
In role since September 2000
›
18 years industry experience
›
Former Wachovia Bank
Treasury Management
Arthur Scott
›
In role since March 2008
›
30 years industry experience
›
Former Wachovia Bank
Regions Business Capital
Asset Based Lending/Equipment Finance
Rick Downey
›
In role since March 2006
›
31 years industry experience
›
Former Wachovia Bank
Private Banking
Jim Nonnengard (Interim)
›
In role since April 2009
›
26 years industry experience
›
Former Wachovia Securities
National search underway

The Focus is Clear › Diversification of revenue stream › Expanding client relationships › Managing risk › Low cost deposit gathering › Loan pricing discipline › Client satisfaction

Consumer Services David Rupp

Growing consumer households through product, process and performance management – while implementing strategies that deepen customer relationships and drive revenue growth. Consumer Services

Consumer Services – Strategic Imperatives Deepen Customer Relationships Drive Revenue Growth Grow Consumer Households Product Process Performance Management Improve The Customer Experience

What is Consumer Services? Sales, Service and Performance Management Deposits Mortgage Consumer Lending Branch Delivery Retail eCommerce Telephone Banking

Record Checking Sales
On The “Road to One Million”
Total New Checking Account Production
0
20,000
40,000
60,000
80,000
100,000
Jan Feb Mar Apr May Jun
2008 2009
Up 29% Year Over Year
Checking Account is Relationship Foundation

Checking Sales are Leading to Quality Core
Branch Deposit Growth at a Lower Cost
June balances are 5.5%
higher than prior year
42 bps reduction
since Jan ’09
39.0
39.5
40.0
40.5
41.0
41.5
42.0
42.5
43.0
Jan Feb Mar Apr May Jun
1.4%
1.5%
1.6%
1.7%
1.8%
1.9%
2.0%
2.1%
2.2%

0% 2% 4% 6% 8% 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 22% 24% 26% 28% 30% Percent Growth Savings Penetration Checking Sales Drives Strong Household Growth with More Savings Penetration

Performance Management DEFINED SALES PROCESS VISIBLE ACCOUNTABILITY Activities and Measurement COACHING Small Group and Individual = LESS VARIABILITY + IMPROVED PERFORMANCE + +

324,128
(66% Cross Sell)
5.8%
7.4%
4.0%
120,900
491,000
June YTD 2009
86%
174,461
(46% Cross Sell)
Savings and
Money Market
Production
650 bps -0.7%
Core Deposit
Growth
670 bps  0.7%
Low Cost
Deposit Growth
330 bps 0.7%
Total Branch
Deposit Growth
365% 26,000 Net Checking
Acct Growth
29% 380,600 Gross Checking
Production
%/bps Change June YTD 2008 Key Results
…And Improved Results

Added Emphasis on Customer Experience
Has Led to Dramatic Improvements
J.D. Power 2009 Retail Bank Study Results
670 680 690 700 710 720 730 740 750
Regions 2008
Industry Average
Regions 2009
We passed
29 banks in
1 year

Lending Business Growth Drivers
›
Well Integrated Mortgage Division
›
Significant contributor to Non Interest Income with low
capital usage
›
Ability to grow mortgage portfolio at attractive risk/return profile
›
Projected 4X profit in 2009 vs 2008
›
Home Equity Business as Net Revenue Driver
›
Growing risk adjusted margin
›
Important relationship product
›
Exit of Non Relationship Businesses

Loan Fundings (in billions)
Gross Revenue on Sold Loans (bps)

Mortgage Volumes Helping to Grow Business
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09
0
50
100
150
200
250
300
350
400
450
500
Loan Fundings Gross Revenue on Sold Loans (bps)

Portfolio (in billions)
# of Customers (in thousands)

Servicing Portfolio Growing Following
Portfolio Sales
32
34
36
38
40
42
44
Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09
250
270
290
310
330
350
370
390
Servicing Portfolio # of Customers
GNMA Sale –
$3.4 billion
Out of Footprint
Sale – $1.9 billion

Home Equity Portfolio Remix Underway 11 13 15 17 1Q-08 4Q-08 1Q-09 2Q-09 Regions BB&T* SunTrust * Period end balances

And Yield Expansion Strategies are Starting to Pay Off -50 0 50 100 150 200 250 1Q-08 2Q-08 3Q-08 4Q-08 1Q-09 2Q-09 Going On Spread to Prime

Consumer Services Initiatives Driving Revenue
The emphasis on Performance Management, Household Growth and
Customer Experience is leading to sustained increases in revenue
400
500
600
700
800
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09

Ongoing Focus
›
World Class Customer
Experience
›
New Products
›
Channel Integration
›
1st Call Problem
Resolution
›
Online Concierge
›
Online Account Opening
›
Core Branch Deposit
Growth
›
Deeper Household
Relationships
›
Return to Asset Growth
›
Relationship Pricing

Technology and Operations John Owen

Technology Profile
Riverchase Operations Center
›
756 dedicated Technology
associates
›
Proven track record of
delivering Business,
Integration, Efficiency and
Effectiveness Initiatives
756
744
885
1007
1072
0 200 400 600 800 1000 1200
May-06
Dec-06
Dec-07
Dec-08
Jun-09
Technology Headcount
›
Reduced headcount  by over 29%
from May 2006 through June 2009
›
Effective Cost Control – below
Banking Industry medians for IT
spending

Bank Operations Profile
›
Fully consolidated Bank
Operations, Loan Operations
›
Highly efficient and scalable
Operations – positioned to handle
future growth
›
Fully consolidated Bank
Operations, Loan Operations
›
Highly efficient and scalable
Operations – positioned to handle
future growth
›
2,448 dedicated Bank
Operations associates
›
Proven track record of
delivering Customer
Service
›
Reduced headcount by
31%
›
2,448 dedicated Bank
Operations associates
›
Proven track record of
delivering Customer
Service
›
Reduced headcount by
31%
Lakeshore Operations Center
2448
2470
2880
3292
3544
0 1000 2000 3000 4000
May-06
Dec-06
Dec-07
Dec-08
Jun-09
Bank Operations Headcount

Delivering a Competitive Advantage through
Operations and Technology Requires Focus
›
Improving the customer
experience at every touchpoint
›
Leveraging our core competency
in completing acquisitions,
integrations and efficiency
initiatives
›
Delivering an efficient, effective
and high availability Technology
and Operations environment

REGIONS
REGIONS

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Significant Investments in Both Capital and Resources to
Improve the Customer Experience at Every Touchpoint
1,899 Branches
Capital Investments
2007
$ 320 MM
2008
$ 292 MM
2009
$ 200MM
2.2 Million Online
Banking Customers
And Growing
2,321 ATMs
Handle over 123
Million Telebanking
Calls A Year

Delivering a Solid
Foundation for Growth
›
Improved the customer’s experience
through:
›
Streamlined account opening
›
Improved account maintenance
process
›
Extended branch cut-off times
›
One scalable branch platform
delivering a consistent customer
experience
›
Invested $28 million to upgrade the
network in 2008 – better reliability
›
Invested over $20 million to upgrade
branch infrastructure and desktops

REGIONS

REGIONS
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ACCOUNTS
TRANSFERS
PAYMENTS
E-SERVICES
MOBILE BANKING
CUSTOMER SERVICE
MESSAGES
Payment Center
View / Edit Pending Payments
Add Payee
Single Payment
Payment Center | Payees
Payee
Pay From
Send On Date
Deliver By Date
Payment Amount
AL Power
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Regions Visa Card
DIRECTV
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Focused on Growing the Online Channel
›
Enhancing Bill Payment site
navigation and ease of use in
August release
›
Enhancing Online Account Opening
process in November release
›
Improved site navigation and
usability
›
Successful launch of Mobile
Banking in October 2008
›
Successful launch of Online
Concierge service
Over 50,000 Mobile
users and growing

Developed a Core Competency in Completing
Acquisitions, Integrations and Efficiency Initiatives
›
Experienced Team – Completed
multiple acquisitions/integrations
›
Proven methodology/playbook
›
Delivered over $800 million of cost
reductions with Regions/AmSouth merger
›
Developed a strong working relationship with
the FDIC – Completed Integrity Bank and
FirstBank conversions in less than 90 days
Integrity Bank
FirstBank

Bank of America
J P Morgan Chase
Wachovia
CitiGroup
Capital One
PNC
SunTrust
US Bancorp
One Common Operating Platform Across the Branch
Footprint = Efficiency, Consistency and Low Costs
Leading
Consolidations
Aggressive
Consolidations
Competitive
Consolidations
Limited
Consolidations
2 Banks
Regions
3 Banks
3 Banks
Deloitte compared Regions
to the following eight Banks:
One Common Operating
Platform Across the Bank
(System Consolidation)

One Common Data Center Architecture and
Footprint for the Bank = Best In Class
Leading
Consolidations
Aggressive
Consolidations
Competitive
Consolidations
Limited
Consolidations
3 Banks
Regions
2 Banks
3 Banks
Bank of America
J P Morgan Chase
Wachovia
CitiGroup
Capital One
PNC
SunTrust
US Bancorp
Deloitte compared Regions
to the following eight Banks:
One Common Data Center
Architecture and Footprint
for the Bank

Focused on Delivering Efficiency, Stability
and High Availability
›
One operating platform drives
efficiency – ease of use – low cost
model
›
Top quartile for Branch availability
99.8%
›
Top quartile for customer
satisfaction – Gallup results
›
Invested over $24 million to
update ATM infrastructure over
the last 18 months
›
Top quartile ATM availability
98%+
›
Rolled out pilot program with 24
DepositSmart ATMs
1,899 Branches 2,321 ATMs

PERSONAL BANKING
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Regions Online Banking Recognition

Focused on Delivering Efficiency,  Stability
and High Availability
›
Ranked “Number One” by Gomez in successfully
Completing Transactions – Reliability
›
Consistently Ranked
Number One or Number
Two in Online Response
Time by Gomez
›
High availability 99.94%
›
Focused on improving
ease of use, Bill Pay
capabilities and Online
Account Opening

In Summary – Positioned Well for
Future Growth
›
Solid Foundation – One bank operating platform across
Regions – highly efficient
›
Core competency in completing acquisitions, integrations
and efficiency initiatives
›
Delivering Technology and
Operational leadership
focused on :
›
Improving the customer
experience
›
Supporting risk management
›
Positioning Regions for
additional  growth

Closing Remarks C. Dowd Ritter

Strong Fundamentals Overshadowed by
Credit Quality Issues
›
Geographically diversified franchise with strong
share in core markets
›
Growing customer relationships
›
Improving earnings power
›
Actively de-risking the balance sheet
›
Enhanced capital and liquidity positions

Appendix

Residential First Mortgage
$15.6bn / 16.2% of Total Loans
›
No exotic residential products (subprime,
options ARM, neg. am.); no broker originations
›
Alt-A performance similar to prime
›
Weighted Average LTV = 66%
›
Weighted Average FICO = 725
›
New Origination FICO = 751
›
Avg. Loan Size = $167,278
Historical NCOs / Avg. Loans NPLs / Loans
Regions Stress Portfolio
›
None
By Product By Geography Observations
1. Peers include BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.
1.05%
1.02%
1.31%
0.68%
1.02%
1.46%
0.28%
0.23%
0.45%
1.35%
0.56%
0.0%
0.3%
0.6%
0.9%
1.2%
1.5%
1.8%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Regions Peers¹
0.43%
0.54%
0.65%
0.87%
1.50%
1.85%
1.96%
0.33%
0.58%
1.63%
1.15%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Regions Peers¹
Resi. 1st Mortgage 85%
Alt-A
15%
Other 63%
Florida 37%

nd
st
nd
Home Equity
$15.8bn / 16.4% of Total Loans
›
All branch originated, in-footprint balances
›
Active monitoring and management of lines
›
Florida 2Q 2009 charge-offs of 5.85% vs. 1.11% for
remainder of portfolio
›
Home Equity 1  liens are 42% of outstandings and 55% of
new originations
›
Florida 2  lien concentration (23%) primary driver of recent
Home Equity performance
›
Weighted average FICO of 738; new origination FICO of 769
›
Weighted average LTV of 74%; new origination LTV of 58%
›
Average loan size of $74,725
By Lien By Geography
Historical NCOs / Avg. Loans 90+ Delinquencies
Regions Stress Portfolio
›
100% of $3,625mm of FL 2    Lien
Observations
1.48%
1.71%
2.44%
4.74%
4.28%
4.37%
0.63%
1.47%
1.50%
3.07%
0.67%
1.37%
5.99%
1.07%
0.39%
0.52%
0.52%
0.60%
0.25%
0.93%
1.00%
1.27%
0.48%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FL - 1st Lien FL - 2nd Lien Other 1st Lien Other 2nd Lien
2nd Lien
58%
1st Lien
42%
Other States
63%
Florida
37%
1.48%
2.68%
2.25%
1.84%
1.71%
1.91%
0.62%
0.88%
0.83%
0.69%
0.75%
0.97%
0.0%
1.0%
2.0%
3.0%
4.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FL Other

Indirect / Other Consumer
$4.2bn / 4.4% of Total Portfolio
NCOs / Avg. Loans 90+ Delinquencies
Observations
›
$2.3 billion of prime indirect auto exposure; no new originations since October 2008
›
Weighted Average FICO of 741
›
2Q09 Losses of 1.31%; Industry loss rate slightly over 2%
›
$0.7 billion of marine / RV exposure; no new originations since
November 2006
›
$1.0 billion of direct installment loans; only $138 million
unsecured
›
$0.2 billion of revolving lines; 40% to Private Client customers
›
$0.1 billion of overdrafts; loss rates consistent with prior years
›
1Q 2009 other consumer losses of 2.21% excluding overdrafts
By Type
1.31%
1.74%
1.43%
0.96%
0.80%
0.85%
4.79%
4.70%
4.38%
3.21%
2.33%
2.25%
2.20%
2.45%
2.11%
1.58%
1.31%
1.36%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Indirect Other Consumer Total
0.12%
0.21%
0.17%
0.15%
0.24%
0.37%
0.64%
0.29%
0.10%
0.09%
0.65%
0.60%
0.22%
0.16%
0.17%
0.30%
0.28%
0.14%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Indirect Other Consumer Total
Indirect
73%
Other
27%

›
Diversified by industry and geography
›
Emphasis on customer relationships vs.
lending
›
29% small business
›
Healthcare and asset-backed lending
specialties separately underwritten and
managed
›
High quality shared national credit portfolio
Commercial & Industrial
$35.9bn / 37.3% of Total Loans
Regions Stress Portfolio
By Type By Industry
Historical NCOs / Avg. Loans NPLs / Loans
Observations
›
1.5% of $3.8bn of Homebuilder
1.20%
1.49%
0.94%
0.47%
0.89%
1.02%
0.51%
0.19%
0.32%
0.31%
1.10%
0.42%
1.15%
0.69%
0.42%
0.70%
1.17%
0.81%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
C&I CRE - Owner-occupied Total Commercial
0.59%
0.78%
0.91%
0.74%
1.15%
1.62%
1.34%
1.56%
1.70%
1.68%
2.27%
3.03%
2.10%
1.04%
1.17%
1.05%
1.54%
0.84%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
C&I CRE - Owner-occupied Total Commercial
Commercial
and Industrial
66%
Commercial Real
Estate - Owner-
occupied 34%
Healthcare
11%
Real Estate
11%
Retail
10%
Consumer Services 8%
Capital Goods 7%
Transportation 6%
Commercial Services 6%
Materials 5%
Other 32%
Financials/Insurance
4%

CRE (Non-Owner Occupied / Non-Construction)
$16.4bn / 17.1% of Total Loans
›
Underwritten and approved by commercial
real estate specialists
›
21% of portfolio is small business
›
Underwriting for mini perms is more
conservative than CMBS underwriting
›
Current credit policy moratorium on
residential construction, land, retail and
hospitality
Regions Stress Portfolio
By Type
By Geography
Historical NCOs / Avg. Loans NPLs / Loans
›
~12% of $16.4bn is in Homebuilder
and Condo portfolios
Observations
Aggressive Charge-
offs and Asset Sales
2.23%
2.30%
6.80%
1.45%
0.68%
0.18%
0.0%
2.0%
4.0%
6.0%
8.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
4.94%
2.02%
2.97%
2.67%
2.15%
1.67%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Note:  Central includes: AL, GA, SC; Midsouth includes:  IL, IN, IA, KY, MO, NC, VA, TN; Southwest includes:  AR, LA, MS, TX
Resi. 24%
Multi
Family 20%
Retail 20%
Office 15%
Industrial 8%
Hospitality 5%
Other 8%
Florida
22%
Midsouth
29%
Southwest
18%
Other 4%
Central
27%

Construction
$8.2bn / 8.6% of Total Loans
›
Conservatively underwritten to permanent market
standards
›
Geographically diversified
›
We are not seeing contagion in other portfolios to the
degree and severity that we have seen in the
homebuilder and condo portfolios
›
Office
›
Industrial
›
Multifamily
Historical NCOs / Avg. Loans
By Type
By Geography
NPLs / Loans
Regions Stress Portfolio
Observations
Aggressive Asset Sales
and Transfers to HFS
Note:  Central includes: AL, GA, SC; Midsouth includes:  IL, IN, IA, KY, MO, NC, VA, TN; Southwest includes:  AR, LA, MS, TX
5.92%
3.18%
12.20%
7.83%
1.95%
0.55%
1.14%
1.06%
0.89%
0.90%
0.00%
0.00%
5.26%
2.85%
10.47%
6.65%
1.52%
0.42%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Non-Owner Occupied Owner Occupied Total Construction
4.51%
6.78%
5.32%
3.02%
6.54%
21.13%
1.31%
1.77%
2.33%
4.29%
1.08%
1.56%
11.12%
3.74%
5.92%
2.80%
4.78%
5.63%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Non-Owner Occupied Owner Occupied Total Construction
Non-Owner
Occupied 87%
Owner Occupied 13%
Central
27%
Florida 22%
Midsout
h 26%
Southwes
t 17%
Other 8%
›
~30% of $8.2bn is in Homebuilder
and Condo portfolios